Exhibit 99.2

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED Third Quarter 2026 Earnings & Corporate Update Liquidia Corporation November 10, 2026

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 2 Forward-looking statements This presentation may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation other than statements of historical facts, including statements regarding our future results of operations and financial position, our strategic and financial initiatives, our business strategy and plans and our objectives for future operations, are forward-looking statements. Forward-looking statements, including statements regarding the settlement agreement and its anticipated benefits; timing and outcome of FDA review of the Prior Approval Supplement to remove the PH-ILD indication from the YUTREPIA label; the impact of ceasing PH-ILD promotion and sales on YUTREPIA revenue; continued availability of YUTREPIA for patients; clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs); regulatory applications and related submission contents and timelines; our future results of operations, financial position and cash resources; our estimates regarding future expenses, capital requirements and needs for additional financing; potential revenue and profitability of YUTREPIA; and our development plans for L606 and for YUTREPIA in SSc-RP, PH-COPD or other indications, are forward-looking statements. These statements involve significant risks and uncertainties, and actual results could differ materially from those expressed or implied herein. Among other things, the settlement agreement does not extend to indications other than PAH or to new treprostinil-containing products, and United Therapeutics may assert patents against our development programs or future products. Fast Track designation does not guarantee that YUTREPIA will receive FDA approval for the treatment of SSc-RP or that development will proceed on the anticipated timeline. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in our filings with the SEC, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 3 Use of Non-GAAP Financial Information To supplement our financial results presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this presentation includes certain non-GAAP financial measures, such as Adjusted EBITDA. We believe the use of such non-GAAP financial measures provides investors with additional insight into our operational performance. While we compute non-GAAP financial measures using a consistent method from quarter to quarter and year to year, we may consider whether other significant items that arise in the future should be excluded from our non-GAAP financial measures. Adjusted EBITDA is a non-GAAP measure that represents net income for the period before the impact of interest income, interest expense, other income and expense, income taxes, depreciation and amortization, and certain items that impact comparison of the performance of our business either period-over-period or with other businesses. Adjusted EBITDA should not be considered in isolation or as a substitute to net income or any other measure of financial performance calculated and presented in accordance with GAAP. Our calculation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies because other companies may not calculate them in the same manner as we calculate these measures. For a reconciliation of such non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table titled “Reconciliation of Non-GAAP Financial Information” slide 10.

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 4 Third quarter 2026 highlights CONTINUED GROWTH IN CATEGORY EXPANDING CLINICAL PIPELINE OPERATING WITH LEVERAGE $222.7M net product sales 11 studies $140.5M adj. EBITDA* 5th consecutive quarter of growth in referrals and revenue • +31% Q/Q growth from Q2’26 • 1,300 prescribers driving continued depth and breadth • Total monthly shipments to patients in October were highest to date On-going, recruiting or planned clinical studies in 2026 & 2027 • Added YUTREPIA registry study • L606 trials: PAH, PH-ILD, PH-COPD • Fast Track designation for YUTREPIA in SSc-RP indication 5th consecutive quarterly increase of non-GAAP measure • GAAP net loss of $236.3 million reflects $389.7 million charge due to litigation settlement • Increased cash and cash equivalents to $396.1 million prior to settlement payments *Non-GAAP financial measure. See definition and full reconciliation on slide 10 or in our earnings press release at https://liquidia.com/investors/press-releases Press release, October 13, 2026: Liquidia Announces Global Settlement Resolving All Pending Litigation with United Therapeutics, Ensuring Continued Commercialization of YUTREPIA in PAH In October, resolved all litigation with United Therapeutics through a global settlement, securing continuity of care for patients

Continued strong demand for YUTREPIA from PAH prescribers

More first-time prescribers in October 2026 than in September 2026


BREADTH
1,300
Prescribers
~60%
referred 2+
DEPTH
>30%
referred 5+
1+ referral
2+ referrals
5+ referrals

YUTREPIA Prescribers through Oct'26


~77%

% YUTREPIA prescribers have written for at least one PAH patient


>75%

% daily referral rate in October as compared to 3Q'26 daily referral rate


>60%

% total referrals LTD are PAH-related through 3Q'26 and >70% in September

Launch to Date (LTD)

Liquidia

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED

5

Clinical studies on-going, recruiting, or initiating within the next year

Program	Phase II	Phase III	Phase IV	Diseases	Name	Objective	Status
LIQ861 treprostinil dry powder 3-5x daily, DPI *LIQ861 is marketed in U.S. as YUTREPIA® (treprostinil) inhalation powder*			NCT07759804	**PAH**	*LTI-403*	Safety and feasibility of transitioning from oral selexipag to YUTREPIA	Recruiting
				PAH	*SPRINT*	HD study of high doses of YUTREPIA with 3x and 4x daily dosing	Initiate Q4'26
				PAH	*EASY-PAH*	Prospective, observational U.S. registry to evaluate dose regimen including frequency, titration, longitudinal clinical endpoints	Initiate 1H'27
				PAH	*TRANSITION-PAH*	Transition IV/SC treprostinil to YUTREPIA on background sotatercept	Initiate 1H'27
				PAH	*TRECOR*	PD effect on RV HD by continuous wireless pressure monitoring	Initiate 1H'27
				PPF, IPF	[LTI-TBD]	Safety, efficacy and dose titration	Initiate 1H'27
	NCT07748000			**SSc-RP**	*RE-WARM*	Safety, tolerability and PD in dose-finding study	Recruiting
L606 treprostinil liposome suspension 2x daily, nebulizer	NCT04691154			**PAH, PH-ILD**	*PBI L606p3*	Safety and efficacy in U.S. based study	On-going
	NCT07285655			**PH-ILD**	*Re-Spire*	Safety and efficacy in global, placebo-controlled RCT	Recruiting
				PAH	*AMPLIFY-PAH*	Safety and efficacy in global, placebo-controlled RCT	Initiate 2027
				PH-COPD	*LTI-306*	Safety and efficacy in placebo-controlled RCT	Initiate 2H'27

Pulmonary Arterial Hypertension (PAH), Pulmonary Hypertension associated with Interstitial Lung Disease (PH-ILD), Pulmonary Hypertension associated with Chronic Obstructive Pulmonary Disease (PH-COPD) Systemic Sclerosis-associated Raynaud's Phenomenon (SSc-RP), Idiopathic Pulmonary Fibrosis (IPF), Progressive Pulmonary Fibrosis (PPF), Pharmacodynamics (PD), Randomized Controlled Trial (RCT), Dry Powder Inhaler (DPI); Right Ventricle (RV); Hemodynamics (HD)

Liquidia

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED

6

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 7 $51.7 $90.1 $129.9 $170.4 $222.7 Net Product Sales $ millions (M) Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q3’26 included $212.2 million in paid patient demand sales *Non-GAAP financial measure. See definition and full reconciliation on slide 10 or in our earnings press release at https://liquidia.com/investors/press-releases Strong product pull-through and operating leverage +31% Q3/Q2 $10.1 $27.3 $71.2 $96.3 $140.5 Adjusted EBITDA* $ millions (M) Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 +46% Q3/Q2

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 8 Scott Moomaw Chief Commercial Officer Dr. Rajeev Saggar Chief Medical Officer Dr. Roger Jeffs Chief Executive Officer Michael Kaseta COO & CFO Russell Schundler General Counsel Q&A session

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 9 Key financial metrics Select Consolidated Statements of Operations Data Three Months Ended in thousands 9/30/26 9/30/25 Product sales, net $222,744 $51,669 Service revenue, net 2,556 2,673 Total Revenue 225,300 54,342 Cost of product sales 13,985 2,295 Cost of service revenue 792 878 R&D 25,269 9,346 SG&A 59,024 40,056 Litigation settlement, net 389,749 – Total Costs and Expenses 488,819 52,575 Operating Income (Loss) $(263,519) $1,767 Inclusive of $19,450 to related party

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 10 Reconciliation of Net Income (Loss) to Adjusted EBITDA Three months ended (unaudited, in thousands) Adjusted EBITDA is a non-GAAP measure. See definition and full reconciliation in our earnings press release at https://liquidia.com/investors/press-releases . Sept 30, 2026 June 30, 2026 Mar 31, 2026 Dec 31, 2025 Sept 30, 2025 Net income (loss) $(236,328) $74,722 $52,862 $14,555 $(3,533) Interest expense, net 2,880 3,820 4,722 5,232 5,300 Income tax expense (benefit) (30,071) 6,975 3,920 – – Depreciation & amortization 545 400 497 321 476 EBITDA $(262,974) $85,917 $62,001 $20,108 $2,243 Litigation settlement, net 389,749 – – – – Stock-based compensation 13,678 10,370 9,217 7,206 7,899 Adjusted EBITDA $140,453 $96,287 $71,218 $27,314 $10,142